                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       October 16, 1995
                                                  ------------------------------



                              CYTOGEN CORPORATION
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             (Exact name of registrant as specified in its charter)



  Delaware                          1-14879                  22-2322400
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(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)           Identification No.


      600 College Road East, CN5308, Princeton, New Jersey      08540-5308
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      (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (609) 987-8200
                                                    ----------------


                       This document consists of 5 pages.
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Item 5.  Other Events.
         ------------

         On October 16, 1995, Cytogen Corporation issued the attached press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Financial Statements --  Not applicable.
         (b)  Pro Forma Financial Information -- Not applicable.
         (c)  Exhibits:


Exhibit No.                   Description                      Page
-----------                   -----------                      ----

99                            Press release issued by Cytogen     5
                              Corporation on October 16, 1995.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CYTOGEN CORPORATION
                                 ------------------------------------
                                            (Registrant)



                                 By: T. Jerome Madison
                                 ------------------------------------
                                     T. Jerome Madison
                                     Vice President,
                                     Chief Financial Officer and
                                     Secretary

Date:  October 16, 1995
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                                 EXHIBIT INDEX


Exhibit No.
As provided                                             Page in
in Item 601                                             Sequentially
Exhibit Number    Description                           Numbered Copy
--------------    -----------                           -------------

99                Press release issued by Cytogen             5
                  Corporation on October 16, 1995.